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                                                                                                             Exhibit 99(i)

                                                MERRILL LYNCH & CO., INC.
                                           PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                               For the Three Months Ended         Percent Inc / (Dec)(1)
                                                           ---------------------------------    --------------------------
                                                           March 26, December 25,  March 27,      1Q99 vs.     1Q99 vs.
(in millions, except per share amounts)                      1999       1998        1998            4Q98         1Q98
                                                           ---------  -----------  ---------    ----------     ----------
REVENUES
  Commissions                                               $ 1,567    $ 1,424     $ 1,463          10.0 %         7.1 %
  Interest and dividends                                      3,965      4,411       4,814         (10.1)        (17.6)
  Principal transactions                                      1,444        211       1,171         583.6          23.3
  Investment banking                                            633        824         831         (23.3)        (23.9)
  Asset management and portfolio service fees                 1,110      1,046       1,029           6.1           7.8
  Other                                                         132        256          80         (48.2)         65.9
                                                            --------   --------    --------

  TOTAL REVENUES                                              8,851      8,172       9,388           8.3          (5.7)

  Interest expense                                            3,585      4,091       4,626         (12.4)        (22.5)
                                                            --------   --------    --------

  NET REVENUES                                                5,266      4,081       4,762          29.0          10.6
                                                            --------   --------    --------

NON-INTEREST EXPENSES
  Compensation and benefits                                   2,762      2,218       2,499          24.5          10.5
  Communications and technology                                 480        438         392           9.5          22.5
  Occupancy and related depreciation                            227        222         201           2.1          12.5
  Advertising and market development                            152        107         177          42.2         (14.0)
  Brokerage, clearing, and exchange fees                        154        174         156         (11.6)         (1.2)
  Professional fees                                             117         93         152          26.8         (22.7)
  Goodwill amortization                                          57         61          55          (6.2)          2.9
  Other                                                         321        249         263          29.0          22.3
                                                            --------   --------    --------

  TOTAL NON-INTEREST EXPENSES                                 4,270      3,562       3,895          19.9           9.6
                                                            --------   --------    --------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                996        519         867          91.9          14.8

Income tax expense                                              338        119         330         185.5           2.5

Dividends on preferred securities issued by subsidiaries         49         41          23          17.4         110.1
                                                            --------   --------    --------

NET EARNINGS                                                $   609    $   359     $   514          69.7          18.4
                                                            ========   ========    ========

Preferred stock dividends                                   $    10    $    10     $    10             -             -
                                                            --------   --------    --------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS              $   599    $   349     $   504          71.6          18.8
                                                            ========   ========    ========

EARNINGS PER COMMON SHARE
  Basic                                                       $1.65      $0.97       $1.44          70.1          14.6
  Diluted                                                      1.44       0.86        1.26          67.4          14.3

AVERAGE SHARES
  Basic                                                       364.0      359.9       349.5           1.2           4.2
  Diluted                                                     415.7      404.9       400.2           2.7           3.9
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(1)  Percentages are based on actual numbers before rounding.

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